SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

32.	SUBSEQUENT EVENTS

In January 2015, the Company took delivery of its second and final Suezmax newbuilding, Front Idun, and drew down the remaining $30.0 million balance on its $60.0 million term loan facility in order to part finance this vessel.

In January 2015, the Company increased the amount that may be raised from the ATM offering from up to $100.0 million to up to $150.0 million. In January 2015 and February 2015, the Company issued 10,009,703 and 902,744 ordinary shares, respectively, pursuant to its equity distribution agreement generating gross proceeds on $37.2 million. Following such issuance, the Company has an issued share capital of $123,255,436 divided into 123,255,436 ordinary shares.

In January 2015, a wholly-owned subsidiary of the Company repaid $36.7 million of indebtedness in connection with the issuance of term notes by subsidiaries of ITCL following the sale of the Ulriken. Repayment was made from the net sale proceeds and restricted cash held by subsidiaries of ITCL.

In January 2015, the Company obtained a binding commitment from one of its lenders to purchase, at the Company's request, up to 13,460,000 shares of Frontline 2012 owned by the Company at the prevailing market price at the time of the Company's request until April 15, 2015. At the same time, the Company is obligated to enter into a forward contract, with maximum maturity of six months, which requires the Company to buy back those shares. The commitment is subject to standard terms and conditions for transactions of this kind including the requirement for the Company to fund any unrealized losses on the forward contract and maintain a cash collateral deposit in a pledged account equal to at least 20% of the market value of the forward contract. The value of the Company's shares in Frontline 2012 was approximately $75 million based on the closing share price on March 6, 2015.

In February 2015, Frontline 2012 announced a stock dividend consisting of 4.1 million Avance Gas shares and the Company expects to receive approximately 222,000 shares in Avance Gas based on its shareholding in Frontline 2012.

In February 2015, the Company bought $33.3 million notional principal of its convertible bond at a purchase price of 99% and expects to record a gain on redemption of this debt of $0.3 million in the first quarter of 2015.